SUP-0166-0116

AB CAP FUND, INC.

-AB Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated January 13, 2016 to the Prospectus and Summary Prospectus dated October 1, 2015 offering Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the Fund (the “Prospectuses”)

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At a meeting held on November 3-5, 2015, the Board of Directors of AB Cap Fund, Inc. approved the engagement of One River Asset Management, LLC (“One River”) as a Sub-Adviser to manage a portion of the assets of the Fund using a global macro strategy. AllianceBernstein L.P. (the “Adviser”) expects to allocate a portion of the Fund’s assets to One River in the near future. The information below supplements the Prospectuses as follows:

Accordingly, the section of the Prospectuses titled “Summary Information – AB Multi-Manager Alternative Strategies Fund – Principal Strategies” is supplemented by replacing the sentence after the table listing the Sub-Advisers with the following text:

In addition to the Sub-Advisers listed above, Brigade Capital Management, LP has been approved as a Sub-Adviser using a credit Strategy, and One River Asset Management, LLC has been approved as a Sub-Adviser using a global macro Strategy. The Adviser may allocate a portion of the Fund’s assets to Brigade Capital Management, LP and/or One River Asset Management, LLC in the future.

In addition, the section of the Prospectuses titled “Summary Information – AB Multi-Manager Alternative Strategies Fund – Investment Adviser” is supplemented by replacing the sentence after the list of Sub-Advisers with the following text:

In addition to the Sub-Advisers listed above, Brigade Capital Management, LP has been approved as a Sub-Adviser using a credit Strategy, and One River Asset Management, LLC has been approved as a Sub-Adviser using a global macro Strategy. The Adviser may allocate a portion of the Fund’s assets to Brigade Capital Management, LP and/or One River Asset Management, LLC in the future.

Finally, the section of the Prospectus titled “Management of the Fund – Sub-Advisers” is supplemented with the following text:

One River Asset Management, LLC (“One River”), located at 3 River Road, 2nd Floor, Greenwich, CT 06807, may serve in the future as a Sub-Adviser to the AB Multi-Manager Alternative Strategies Fund. With respect to such Fund, the firm will manage a global macro strategy. Founded in 2013, One River had approximately $882 million in assets under management as of December 31, 2015.

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Effective as of March 7, 2016, MPAM Credit Trading Partners L.P. (“MPAM”) will no longer act as a Sub-Adviser of the Fund. Accordingly, all references to MPAM in the Prospectuses are deleted effective March 7, 2016. MPAM is in the process of liquidating the positions held in the portion of the Fund that it has managed, and the proceeds of such liquidations are being re-allocated to the Fund’s other Sub-Advisers as such proceeds become available.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0166-0116